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                                                                   Exhibit 10.10

     Mr. Moore's Employment is the same as the Employment Agreement in Exhibit 10.6, which is incorporated herein by reference except as to: (i) the name of the Executive, which is Richard J. Moore; (ii) the signatory for the Company, which is Robert T. Kenney; (iii) the position in Section 1, which is Senior Vice President-Human Resources and Corporate Secretary; and (iv) the amount of the base salary in Section 3(a), which is $125,000.